                                                                  EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-08519) of WellPoint Health Networks Inc. and in the related Prospectus and in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-05111) pertaining to the WellPoint Health Networks Inc. Employee Stock Purchase Plan, WellPoint Health Networks Inc. Stock Option/Award Plan, WellPoint Health Networks Inc. Employee Stock Option Plan and Salary Deferral Savings Program of WellPoint Health Networks Inc. of our report dated September 27, 1996, with respect to the combined financial statements of The Group Benefits Operations of John Hancock Mutual Life Insurance Company and subsidiaries included in WellPoint Health Networks Inc.'s Current Report on Form 8-K dated October 9, 1996, filed with the Securities and Exchange Commission.



                                                      Ernst & Young LLP


Boston, Massachusetts
May 14, 1997

                                                                  EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-08519) of WellPoint Health Networks Inc. and in the related Prospectus and in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-05111) pertaining to the WellPoint Health Networks Inc. Employee Stock Purchase Plan, WellPoint Health Networks Inc. Stock Option/Award Plan, WellPoint Health Networks Inc. Employee Stock Option Plan and Salary Deferral Savings Program of WellPoint Health Networks Inc. of our report dated May 12, 1997, with respect to the combined financial statements of The Group Benefits Operations of John Hancock Mutual Life Insurance Company and subsidiaries included in Amendment No. 1 to WellPoint Health Networks Inc.'s Current Report on Form 8-K/A dated March 1, 1997, filed with the Securities and Exchange Commission.



                                                      Ernst & Young LLP


Boston, Massachusetts
May 14, 1997